Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,250,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	191,375.00
Total Offset Amount	0.00
Net Fee	$ 191,375.00
Final Prospectus	false